Mission To develop and provide solutions that make life better for people living with diabetes Vision A life unlimited by diabetes Advance every day together Investor Presentation March 7, 2022 Exhibit 99.1

Forward-looking statements This presentation contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding Embecta Corp.’s (“embecta’s”) future prospects and performance, including, but not limited to, future revenues, margins, leverage targets, and capital deployment, including strategies of embecta following the proposed spinoff, the anticipated benefits of the spinoff, and the expected timing of completion of the spinoff. Forward-looking statements include those containing such words as “anticipate,” “believes,” “could,” “estimates,” “expects,” “goal,” “intends,” “may,” “seeks,” “targets,” “will,” “would,” or other similar words. All such statements are based upon current expectations of embecta and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially. These factors include, but are not limited to, risks relating to any impact of the current disruptions in the global supply chain on our operations, including our ability to source raw materials and components needed to manufacture our products and inflationary pressures; the impact of the COVID-19 pandemic on our business (including decreases in the demand for our products or any disruptions to our operations and our supply chain); product efficacy or safety concerns resulting in product recalls or actions being taken with respect to our products; new or changing laws and regulations impacting our business (including the imposition of tariffs, changes in tax laws, new environmental laws and regulations, or changes in laws impacting international trade) or changes in enforcement practices with respect to such laws; fluctuations in costs and availability of raw materials, labor shortages or increased labor costs and embecta’s ability to maintain favorable supplier arrangements and relationships; legislative or regulatory changes to the U.S. or foreign healthcare systems, potential cuts in governmental healthcare spending or governmental or private measures to contain healthcare costs, including changes in pricing and reimbursement policies, each of which could result in reduced demand for our products or downward pricing pressure; changes in interest or foreign currency exchange rates; adverse changes in regional, national or foreign economic conditions, including inflation, deflation and fluctuations in interest rates, particularly in emerging markets, including any impact on our ability to access credit markets and finance our operations; the demand for our products and services, or our suppliers' ability to provide products needed for our operations; the adverse impact of cyber-attacks on our information systems or products; competitive factors including technological advances and new products introduced by competitors; risks related to our overall indebtedness; interruptions in our supply chain, manufacturing or sterilization processes; pricing and market pressures; difficulties inherent in product development, delays in product introductions and uncertainty of market acceptance of new products; adverse changes in geopolitical conditions; increases in energy costs and their effect on, among other things, the cost of producing embecta’s products; our ability to achieve our projected level or mix of product sales; our ability to successfully integrate any businesses we acquire; issuance of new or revised accounting standards; risks associated with the spinoff from Becton Dickinson (“BD”), including factors that could delay, prevent or otherwise adversely affect the completion, timing or terms of the spin-off, our ability to realize the expected benefits of the spin-off, or the qualifications of the spin-off as a tax-free transaction for U.S. federal income tax purposes, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. There can be no assurance that the spinoff will in fact be completed in the manner described or at all. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

Presenters Joined BD February 2021 and currently serves as Worldwide President, BD Diabetes Care Served as CEO and president for Cardiac Science until the sale of the company General manager for the men’s health business at Boston Scientific and American Medical Systems (AMS) Also held positions of increasing responsibility and leadership with Baxter International Holds MBA from Washington University in St. Louis and a Ph.D. in Chemical Engineering from Purdue University Currently a member of the Board of Directors of LMG Holdings Joined BD May 2021 and currently serves as SVP, Finance, Diabetes Care Extensive experience in accounting, treasury, financial planning, reporting and analysis, and investor relations Most recently served as Treasurer and VP of Investor Relations at Teleflex Incorporated Spent 10 years at Motorola and 4 years at PwC Holds B.S. in Accounting from the University of Scranton and an MBA in Finance from St. Joseph’s University Dev Kurdikar Chief Executive Officer of embecta Jake Elguicze Chief Financial Officer of embecta

Discussion Topics Topic Presenter Welcome Dev Kurdikar Overview of embecta    The global diabetes landscape embecta’s position of strength Immediate benefits of the spin Global growth opportunities Dev Kurdikar Financial overview                          Jake Elguicze Q&A All

An expanding category Pure-play diabetes company with leadership in insulin delivery Diabetes: chronic condition, large and growing market opportunity Strong, trusted core business Established brand loyalty over ~100 years Unmatched global manufacturing infrastructure and know-how Geographically diverse sales and distribution network Immediate benefits of the spin Compelling financial profile that supports an “invest for growth” strategy Attract talent; proven leadership and highly motivated workforce Streamlined operating model: more nimble, innovative, and customer-focused Opportunities for growth Deliver organic growth R&D pipeline with potential to enter infusion segment M&A and partnership opportunities embecta’s strong position after the spin Our stable core provides the foundation for new growth opportunities

Overview of embecta 1. The global diabetes landscape A growing space defined by lifelong treatment 2. embecta’s enduring position of strength Trusted leader with best-in-class products and unmatched capabilities 3. Why the spin creates a stronger embecta at day 1 Strong core provides basis for growth – led by a world-class team 4. Reinvesting in ourselves to pursue global growth opportunities Spanning organic, R&D, and M&A

Overview of embecta 1. The global diabetes landscape A growing space defined by lifelong treatment 2. embecta’s enduring position of strength Trusted leader with best-in-class products and unmatched capabilities 3. Why the spin creates a stronger embecta at day 1 Strong core provides basis for growth – led by a world-class team 4. Reinvesting in ourselves to pursue global growth opportunities Spanning organic, R&D, and M&A

Prevalence of diabetes is steadily and consistently rising: Rates of diagnosis, treatment, and care are rising, especially in emerging markets, due to changing demographics, lifestyle factors, and increased access to care. Diabetes requires chronic, lifelong treatment: Once on insulin intensive therapy, PWD remain dependent on the medicine for the remainder of their lives. Standard of care persists, while unmet needs create opportunities: As the category grows, insulin injections will remain the standard of care. But PWD want innovations and improvements in their care experiences. The global diabetes landscape A growing space where people with diabetes (PWD) need chronic treatment

Notes: IDF, Diabetes Atlas, 10th Edition. (1) Figures indicate the number of people with diabetes in millions. Prevalence and cost of diabetes Growing consistently around the world Prevalence 1 in 10 adults have diabetes 3 in 4 people with diabetes live in low- and middle-income countries Total (MM) (1) 537 783 2021 2045 46% +246M Cost of diabetes $966B, 10% of global health expenditures, is attributed to diabetes Has increased by 316% over the past 15 years 51 63 2021 2045 24% North America & Caribbean (MM)(1) 32 49 2021 2045 50% South & Central America (MM) (1) 90 152 2021 2045 Southeast Asia (MM) (1) 68% Western Pacific (MM) (1) 206 260 2021 2045 27% Europe (MM) (1) 61 69 2021 2045 13% 73 136 2021 2045 Middle East & North Africa (MM) (1) 87% 2021 2045 Africa (MM) (1) 134% 24 55

Key drivers ’21-’26 Trajectory Commentary Total base population Total number of people in emerging markets Based on pace of underlying population growth Prevalence rate Percentage of total population with diabetes Increasing due to dietary shifts, urbanization, and increasing life expectancies Diabetes diagnosis rate Percentage of PWD diagnosed Increasing due to greater access to medical care and increased diabetes awareness Insulin treatment rate Percentage of diagnosed PWD treated with insulin Increasing along with economic growth and availability / acceptance of less expensive biosimilar insulin Injection-Based Administration (IBA) Percentage of insulin-treated PWD with injection-based administration (vs. pump) Flat IBA utilization rate given very low access to / coverage of pumps Diabetes in emerging markets Increases in prevalence, diagnosis, and treatment rates Notes: IDF, Diabetes Atlas, 10th Edition. DRG Patient Data; DRG Product Data.

Life-long dependence on insulin for PWD

Type 1 start on insulin at diagnosis; Type 2 progress to insulin dependency

Type 1 diabetes (T1D)	Type 2 diabetes (T2D)	
T1D is caused by an autoimmune process that attacks pancreatic beta-cells that produce insulin T1 PWD require insulin to survive: • Start basal and bolus insulin therapy immediately • On average, inject insulin >4 times a day • Typical use is 0.5-1 u/kg/day use	T2D occurs when the body doesn't produce enough insulin or is resistant to insulin • Inadequate production of insulin can develop as a result of failure of the pancreatic beta cells to keep up with demand	For T2 PWD, therapeutic regimens change over time to accommodate worsening glycemic control: • Average >10 years from diagnosis to start insulin • Most eventually require insulin therapy • Use can vary; many use up to 100 U of insulin/day (those on basal and bolus insulin therapy)
T1 PWD: **~28M**	T2 PWD (diagnosed): **~280M (~40-65M on insulin; ~15M-25M are insulin intensive)**	

Typical Treatments

Type 1: Basal + Bolus Insulin | Insulin Infusion

Type 2: Diet & Exercise → Orals → GLP-1s → Basal Insulin Only → Basal + Bolus Insulin | Insulin Infusion

Notes:
IDF, Diabetes Atlas, 10th Edition.
ADA. Pharmacologic Approaches to Glycemic Treatment: Standards of Medical Care in Diabetes—2021.
Based on internal management estimates.

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Injections are expected to remain the standard of care
Across developed markets and emerging markets

Developed markets

- Pump penetration(1) over the next decade is expected to reach ~55-60% for T1 PWD and ~20-25% for T2 insulin-intensive PWD.

Emerging markets

- As diagnosis and treatment reaches more PWD, insulin treatment likely to be via injection.

Reasons majority of PWD will administer insulin via injection:

- Cost: injection << pump
- Avoid “wearing the disease”
- Simplicity of injection vs. pump technology
- Sufficient control achieved

Notes:
(1) Based on internal management estimates

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embecta™

Treatment adherence Must serve as own healthcare provider: Monitoring, making decisions, and completing healthcare tasks that reach into every aspect of daily life Self-monitoring PWD must continuously monitor blood glucose levels and consider implications for activities, decisions, and treatment each day. PWD must manage medications and adhere to treatment requirements. PWD must make this calculation based on daily diet, exercise, and other lifestyle factors. PWD must make daily decisions about what and when to eat, whether to exercise, and treatment. Daily decisions PWD must make and manage lifestyle changes, including exercise, diet, smoking cessation, and sleep. Lifestyle changes High burden with impacts on physical health, finances, and mental well-being. Unmet needs remain, even with the most advanced treatments Insulin-dependent PWD face complex burden & daily challenges

Overview of embecta 1. The global diabetes landscape A growing space defined by lifelong treatment 2. embecta’s enduring position of strength Trusted leader with best-in-class products and unmatched capabilities 3. Why the spin creates a stronger embecta at day 1 Strong core provides basis for growth – led by a world-class team 4. Reinvesting in ourselves to pursue global growth opportunities Spanning organic, R&D, and M&A

Trusted leader in the global marketplace: The largest producer of diabetes injection devices with a ~100-year history of reliability and quality. Best-in-class products and brand: Trusted brand leadership across our broad portfolio for PWD in all geographies. Unmatched manufacturing, distribution and sales capabilities: Produce ~7.6B units and distribute to 100+ countries and ~30M PWD. embecta’s enduring strengths Trusted leader with best-in-class products and unmatched capabilities

2009 2011 2012 2012 2013 2018 2018 BD’s smallest and thinnest pen needle: 4mm x 32G BD AutoShield Duo™, first safety pen needle with dual protective shield First five-bevel needle: Pentapoint™ BD’s shortest insulin syringe needle: 6mm BD introduces EasyFlow™ technology Launch of BD® Diabetes Care App Introduction of BD® NanoTM 2nd Gen 4mm Pen Needles 1897 1924 1952 1969 1988 1991-1999 1997 2003 A decisive handshake between Maxwell Becton and Fairleigh Dickinson First insulin syringe for insulin injection therapy First “disposable” insulin syringe First “self contained” insulin syringe New needle lubrication Pen needle introduction makes insulin delivery more discreet and portable First short insulin syringe “8mm” Thin wall technology introduced PORTFOLIO EVOLUTION PORTFOLIO EVOLUTION A long history and rich heritage in diabetes Nearly 100 years of quality, trust, and innovation Note: Brand names may vary by region embecta is a leader in the global marketplace

Our strong core business reaches PWD around the world

embecta by the numbers[1]

#1
Producer of diabetes injection devices

~7.6B
Units produced annually across
3
world-class facilities

~30M
PWD reached annually

~2,000
Employees globally

>100
Countries served

600+
Commercially focused employees

$1.16B
FY'21 revenue

~65%
PF FY'21 gross margin [2]

~41%
PF FY'21 Adjusted EBITDA margin[2]

Notes:
(1) Based on SEC filings and internal management estimates.
(2) See reconciliation in appendix

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embecta™

Leadership across the injection platform

Segment leadership in multiple product categories

Pen Needles
#1 Globally[1]

Conventional and BD Nano™



BD Nano 2nd Gen.™


BD Nano™ 2nd Gen
Pen Needles
4mm

Syringes
#1 Globally[1]

Conventional Syringes



Safety
#1 Globally[1]

BD SafetyGlide™



BD AutoShield Duo™



Notes:
(1) Based on internal management estimates of total unit volumes.

embecta™

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Select competitors Pen needle portfolio Strategic focus ~50% SOC +0.6% vs. LY Demonstrate clinical leadership -- increase awareness regarding injection technique Drive differentiation and share of category (SOC) growth through Nano 2nd gen Global expansion of Nano 2nd gen into new segments Future pen needle portfolio expansion to address key customer and market needs embecta is the #1 brand in the growing pen needle category Based on strong legacy, clinical leadership, and customer loyalty Comprehensive portfolio of needle lengths (4mm, 5mm, 6mm, 8mm, 12.7mm) Innovation in category through Nano 2nd gen and contoured hub design to drive more reliable injection depth Pentapoint™ comfort technology, with a 5-bevel needle tip, helps give a more comfortable injection experience EasyFlow™ technology, with extra-thin wall design, helps to provide an easier injection experience and allows for faster administration of insulin Compatible with the majority of insulin injection pens Novo Nordisk HTL-Strefa Terumo Medical Corporation Ypsomed

~50% SOC +0.6% vs. LY embecta is #1 in insulin syringes Poised to take advantage of shift to pen needles Select competitors Syringe portfolio Strategic focus Local manufacturers Position syringes with pen needle portfolio as single injection delivery partner Demonstrate clinical leadership – increasing awareness regarding injection technique Optimize portfolio to increase operational efficiencies Full portfolio of needle lengths (6mm, 8mm 12.7mm) with strategic focus on driving to shorter needle lengths Variety of barrel sizes (0.3mL, 0.5mL, 1mL) to allow for greater dose accuracy based on patient’s insulin dose Portfolio of insulin syringes designed for use with different insulin strengths: U-100, U-500, and U-40 to ensure correct insulin dosing Insulin syringes are marked in units (as that is how insulin is dosed); largest barrel size is 1mL (generally smaller than hypodermic syringes)

~50% SOC +0.6% vs. LY Solidifying our position in the safety pen needle category Providing the basis to drive future growth Select competitors Safety products portfolio Strategic focus Novo Nordisk Ypsomed Enhance safety value offer through innovation, services, and outcomes Develop new safety pen needle with enhanced features Safety pen needles: AutoShield Duo™ was the first safety pen needle to have dual ended protection, passively covering both the front and the back end of the pen needle after use Dual ended, passive protection, helps to protect against accidental needlesticks that can lead to blood-borne pathogen exposure Safety syringes: First safety insulin syringe with a 6mm needle length aligned to clinical recommendations Single-handed safety activation to cover the needle after use and reduce risk of accidental needlesticks

Clinical evidence differentiates our products & builds our credibility

Data, education, and publications engage HCPs

We support peer-reviewed research and education to engage HCPs:

- First to publish studies on skin thickness to shape market around shorter needle technology[1]
- Clinical studies that demonstrate benefit of injection technique education in improving patient outcomes[2]
- Nano 2nd Gen data that demonstrates reduced pain, risk of intramuscular injection and greater ease of use with new contoured hub design[3,4]
- Sponsor the Forum for Injection Technique & Therapy Expert Recommandations (FITTER) for Diabetes to improve management of diabetes for Health Care Professionals (HCP) and PWD

We have built credibility through studies in top-tier scientific publications:

CMR 50th Anniversary – Current Medical Research & Opinion

Journal of Diabetes – Open Access

Mayo Clinic Proceedings

Notes:
(1) Gibney M, et al. Curr Med Res Opin 2010;26(6):1519-3.
(2) Misnikova IV, et al. Diabetes Therapy. 2017;8(6):1309-1318.
(3) Gibney M, et al. Current Medical Research and Opinion, 36:10, 591-1600.
(4) Whooley S, et al. Diabetes Ther. 2019;10(2):697-712

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Highly automated 3 plants producing ~7.6B units each year Stable supply base with long relationships Global distribution centers Sales in 100+ countries Manufacturing expertise & trade secrets ~600 commercial employees ~100-year history of trust and high-quality global brand Manufacturing Commercial capabilities History, reputation, brand Established relationships with customers and other stakeholders A leadership position based on core strengths Scale, quality, and efficiency create competitive advantages

Dun Laoghaire, Ireland Holdrege, NE Suzhou, China World’s largest manufacturer of pen needles World’s largest manufacturer of insulin syringes Optimized productivity Established in 1969 295,000 sq. ft. Established in 1966 278,000 sq. ft. Established in 2015 200,000 sq. ft. Unmatched capacity 24/7 operations 24/7 operations 24/7 operations Additional capacity available Unmatched volume through preeminent manufacturing infrastructure We supply 7.6B units annually – with flexibility for changing capacity Local pen needle production for China and Asia Pacific

Our capabilities Extensive manufacturing network supported by robust global logistics infrastructure, with ~800,000 sq ft of manufacturing space across the United States, Ireland and China Global distribution network covering over 100 countries Consistent supply of high-quality, safe and reliable product for PWD Global distribution network Our products are available globally Sydney Hong Kong Auckland Seoul Chennai, Khajuria Dún Laoghaire Redlands, CA Four Oaks, NC Temse Itajai Kobe Singapore Shanghai Oakville Fukushima Mumbai Taiwan Colombia Suzhou Holdrege, NE Alloga POST-TSA PLAN Perth Mfg plant DC

Extensive distribution and sales infrastructure We reach more PWD globally than any competitor Global sales force across markets Over 50% of 600+ commercial employees in emerging markets Capabilities in key countries where access to care is growing Best-in-class distribution network Deliver products to ~30M PWD in 100+ countries each year Established partnerships with blue-chip distributors

In each region, our commercial strategies and capabilities are designed to manage reimbursement and market dynamics. Regional commercial teams across 70 countries, ensuring effective promotion Ongoing collaboration with retail pharmacies, IDNs, long-term care (LTC), and distributors across 50 states 16 country teams creating specific go-to market strategies 19 country teams work with regional teams to create tailored go-to market strategies Go-to-market strategies differ across geographies Ensuring product differentiation and reimbursement North America EMEA Asia Latin America Stable reimbursement in most countries Strong reimbursement from private payors and Medicare Mix of reimbursement and self-pay Mix of reimbursement and self-pay We differentiate our products based on quality, clinical outcomes, price and our demonstrated ability to supply markets.

400,000+ app downloads Data Actionable insights Blood glucose tracking Insulin dosing Treatment Food choices Activity tracking Food & activity Recipes Educational support and answers Insights and reminders Injection site tracking 24/7 diabetes assistant Self-management Credibility Launched in: Advantages of our digital health offerings We provide stakeholders with actionable insights for better care Only diabetes self-management app whose content is favorably reviewed by ADCES Digital tracking and online educational support in line with ADA guidance Personalized support Improved glycemic control Improved quality of life Clinician education Individualized treatment Better coordinated care

PWD Pharmacists HOW WE ENGAGE: In-store programming and promotional planning HQ consulting and portfolio optimization HCPs HOW WE ENGAGE: Direct face-to-face selling and digital lead generation Educational webinars, training tools, online conferences KOL roundtables and advisory boards HOW WE ENGAGE: Tools for education, engagement, and adherence Search and digital marketing E-commerce activation and customer promotions HOW WE ENGAGE: Face-to-face selling and education Trainings and events Programs to match device supplies with PWD insulin needs HOW WE ENGAGE: Strategic account management and plan contracting Tender excellence and playbooks We reach every stakeholder in the buying process Spanning partners, channels, and touchpoints Retailers Payors

Overview of embecta 1. The global diabetes landscape A growing space defined by lifelong treatment 2. embecta’s enduring position of strength Trusted leader with best-in-class products and unmatched capabilities 3. Why the spin creates a stronger embecta at Day 1 Strong core provides basis for growth – led by a world-class team 4. Reinvesting in ourselves to pursue global growth opportunities Spanning organic, R&D, and M&A

Our core provides basis for growth: Broadly defensible core business: We have strong organizational capabilities: Why the spin creates a stronger embecta at day 1 Steady core provides basis for growth – led by a world-class team We launch with a healthy balance sheet and steady tailwinds. Our IP position, manufacturing strengths, and cannula agreement provide competitive advantage. Our unique opportunities attract top talent, enabled by agile decision-making processes, incentives, and culture.

Our business provides a financial foundation for growth Business model and a healthy balance sheet provide a strong core Stable, recurring, geographically-diversified revenue base Vast majority of PWD administer insulin using injection devices Healthy margin profile Brand recognition, long history of reliable supply, scale and efficient operations allow for differentiation in the marketplace Strong cash flow generation History of generating positive cash flow from operations Modest leverage at spin Considerably below net leverage covenant in credit agreement Starting cash balance Allows for capitalizing on opportunities to invest for growth

We have built a defensible position around our core business IP, manufacturing, and cannula agreement are a competitive advantage Intellectual property Manufacturing strengths Cannula agreement embecta launches with a robust IP and patent position, consisting of our own IP as well as certain exclusive rights from BD Over 2000 patents assigned or licensed to embecta for injectables and patch pumps, covering technologies such as pen needles, syringe technology, patch pump mechanics, flow sensing and glucose monitoring Highly automated plants with unmatched scale Know-how gained over decades of experience is embedded in our processes Manufacturing IP is protected by careful agreements with BD Strong relationships with our suppliers Supplier concentration risk is limited to a cannula agreement with BD embecta will be able to obtain cannulas from BD for at least 10 years embecta must be given at least 36 months’ written notice if BD elects to terminate the agreement without cause

Shaun Curtis Ginny Blocki Tom Blount Slobodan Radumilo SVP, Manufacturing & Supply Chain Previously VP of Diabetes Care Operations at BD SVP, Product Management & Global Marketing Previously Head of US Medication Delivery Marketing at Baxter President, North America Previously VP/GM of US Diabetes Care at BD President, International Previously VP/GM Diabetes Care EMEA at BD Dev Kurdikar Jake Elguicze Jeff Mann Colleen Riley Ajay Kumar CEO Previously CEO and President for Cardiac Science CFO Previously Treasurer and VP of Investor Relations at Teleflex GC & Business Development Previously SVP General Counsel at Cantel Medical CTO Previously SVP of Innovation and Design at Terumo CHRO Previously VP of HR, Medical Delivery Solutions at BD Experienced leadership team and world-class talent Internal and external hires with deep med-tech experience External Hire

Integrity External Focus Innovative Team Players Results Oriented Hungry Mindset Authentic & Inclusive We act with utmost integrity and hold ourselves accountable to our commitments. We continually seek to understand the needs of people with diabetes, customers, regulators, and other stakeholders to deliver on their expectations. We measure ourselves by results and we relentlessly strive for breakthrough performance and consistent execution. We act with urgency and persist in the face of adversity while continually seeking to improve in everything we do. We create value through enhancements to products, services, and processes. We believe in constructively challenging each other and holding each other accountable to achieve the organization’s commitments. We all have value to offer and we want everyone’s authentic self at work. The diversity of our teams makes us better at identifying opportunities and solving problems. Values

Clear incentives: We will tie compensation directly to results – incentivizing innovation and delivery. Innovative, hungry culture: We will build an innovative, results-oriented culture with a hungry mindset – where employees are motivated to improve the global diabetes landscape. Agile decision-making processes: We will implement processes to ensure faster decision-making – driving results and making us a more attractive partner. Strong organizational capabilities Clear incentives, innovative culture, agile decision-making

Overview of embecta 1. The global diabetes landscape A growing space defined by lifelong treatment 2. embecta’s enduring position of strength Trusted leader with best-in-class products and unmatched capabilities 3. Why the spin creates a stronger embecta at Day 1 Strong core provides basis for growth – led by a world-class team 4. Reinvesting in ourselves to pursue global growth opportunities Spanning organic, R&D, and M&A

Expand and penetrate through the core: We have opportunities to drive growth in the core portfolio and serve unmet needs. Stronger R&D: We can enter the T2D market with our patch pump, while continuing to drive injection innovation. M&A potential: We will seek partnerships and acquisitions where embecta can add value through our commercial capabilities and manufacturing expertise. We will invest strategically to accelerate our long-term growth profile Including commercial investments, next-gen products, and M&A

Insulin administration category provides a large opportunity
$6-$8 billion insulin delivery market

Est. global insulin delivery market opportunity (in $B)[1]

Total = $6-$8B



Injection devices
(Syringes, Pen Needles)

novo nordisk

embecta
FY '21 rev ~ $1.2B

HTL STREFA high tech lab

YPSOMED SELFCARE SOLUTIONS

TERUMO



Pumps

Medtronic

TANDEM DIABETES CARE

Insulet Corporation

~95% of patients

~5% of patients

Injections account for ~95% of patients but only a fraction of the spend

Notes:
(1) Based on the number of insulin-dependent individuals worldwide

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Immediate opportunities to expand and penetrate within the core Across developed and emerging markets STRATEGIES ILLUSTRATIVE EXAMPLES Invest in omnichannel Drive adherence Partner with pharmacy retailers to systematize refill processes for pen needles and co-deliver incentives Increase digital impressions with PWD globally, especially where category is retail/OTC Build capabilities and align partnerships to optimize e-commerce business on the front- and back-end Expand share in growing e-commerce Continue to drive conversion to higher-value safety pen needles in long-term care customer base in select markets Drive safety pen needle business

Pen needle innovations Improve user experience and strengthen core business Finer gauge pen needle: Develop a new finer gauge pen needle that combines the unique design of Nano 2nd Gen with a 4mm 34G Extra-Thin Wall needle Safety pen needle: Develop the next gen safety pen needle product that is both smaller and thinner than current options and provides a differentiated solution Safety PN Finer gauge PN

Insulin pump therapy was originally designed for use in T1D diabetes The T2D population is larger – but significantly underserved Adoption in T2D population has been slow due to complexity of pumps, high training requirements, and total daily insulin dose requirements Insulin pump therapy has substantial potential for T2D users But steep barriers remain Barriers have constrained greater penetration The commercial opportunity is large US T2D insulin intensive = ~2-2.5M PWD (in 2021)(1) Pump penetration % is currently in single digits(1) Notes: (1) Based on internal management estimates

Our patch pump in development is a PWD and HCP-informed solution

With Breakthrough Device Designation[(1)] from the FDA



Patch pump designed for differentiation and to reduce the adoption barrier

Designed For:	Our open-loop pump	Our closed-loop pump	Tubeless patch pumps	Tubed pumps
Improved user experience (initial training, tailored alarms)	✓	✓		
Reservoir holds more insulin for T2D users	✓	✓		✓
Fewer components than tubed pumps	✓	✓	✓	
Algorithm for T2D insulin control		✓	✓	✓

✓ In market or available at our pump launch ✓ Expected to become available

43

Notes:
(1) For closed-loop pump

embecta

Opportunities to Bolster Execution M&A and partnership opportunities We will seek opportunities that fit key criteria embecta can leverage its manufacturing expertise. embecta can leverage its global commercial capabilities. Opportunities reflect the needs of different markets.

Financial Overview

FY’19 – FY’21 constant currency revenue growth CAGR of ~2% Stable revenue profile driven by consumable product portfolio… Revenue ($ Millions) $1,109 $1,086 $1,165 $1,188 Revenue ($ Millions) $1,109 $1,086 $1,165 $1,188 Notes: See appendix for reconciliation of FY’21 Actual to Pro-forma FY’21 results. Based on September 30th fiscal year-end.

Gross Profit ($ Millions) Adjusted EBITDA ($ Millions) Percent Margins: 70.9% 68.7% 70.3% 65.5% Percent Margins: 49.4% 46.9% 49.4% 41.1% …Leads to strong gross profit and adjusted EBITDA… Notes: See appendix for reconciliation of FY’21 Actual to Pro-forma FY’21 results. Based on September 30th fiscal year-end.

Revenue Partner with pharmacies to improve treatment adherence Increased investment in Omnichannel and e-commerce Focus on driving awareness and adherence in emerging markets with increasing populations of PWD Drive innovation in diabetes to improve outcomes and reduce avoidable complications Expand product portfolio through next-generation technologies, including insulin patch pump Adjusted EBITDA Stability of core injection business and significant cash flow generation allow acceleration of investments to drive higher, and sustainable, constant currency revenue growth in the future Increased commercial and R&D spending to drive innovation within injection product portfolio and optimize potential of insulin patch pump …And sufficient financial flexibility to invest for growth… Notes: Based on September 30th fiscal year-end.

…While maintaining a conservative and balanced financial profile Capital Structure Mixture of Term Loan B and Senior Secured notes with extended maturity profile Solid Ba3 / B+ credit ratings from Moody’s and S&P Pro-forma FY’21 net leverage of ~2.8x(1) supports ample financial flexibility Sustainable return of capital to shareholders through a dividend targeted at ~20% payout ratio of GAAP net income Liquidity Expect to maintain strong liquidity profile Pro-forma FY’21 cash and cash equivalents of $265 million(2) Long history of strong cash flow generation Notes: (1) See appendix for reconciliation of FY’21 Actual to Pro-forma FY’21 results. (2) Per Form 10 Based on September 30th fiscal year-end.

embecta near-term financial profile and targets 1 Constant currency revenue growth CAGR expected to remain relatively flat over the near-term 3 Acceleration of revenue growth profile expected to occur from commercial investments and new product introductions 5 Significant capital structure flexibility allows for M&A and partnership opportunities to serve as growth accelerators 4 embecta expected to achieve robust adjusted EBITDA margin of ~30% by year three post-spin with an improved future revenue growth outlook 2 Strong margins and cash flow generation allow embecta to employ “invest for growth” strategy Notes: Based on September 30th fiscal year-end.

Summary

An expanding category Pure-play diabetes company with leadership in insulin delivery Diabetes: chronic condition, large and growing market opportunity Strong, trusted core business Established brand loyalty over ~100 years Unmatched global manufacturing infrastructure and know-how Geographically diverse sales and distribution network Immediate benefits of the spin Compelling financial profile that supports an “invest for growth” strategy Attract talent; proven leadership and highly motivated workforce Streamlined operating model: more nimble, innovative, and customer-focused Opportunities for growth Deliver organic growth R&D pipeline with potential to enter infusion segment M&A and partnership opportunities embecta’s strong position after the spin Our stable core provides the foundation for new growth opportunities

Appendix

Bridge to Pro Forma Financials

Revenue ($ Millions)



$1,300
$1,100
$900
$700
$500
$300
$1,165
$23
$1,188
FY'21A Revenue
RMSA Impact (1)
PF FY'21A Revenue

Gross Profit ($ Millions)



$900
$700
$500
$300
$800
$23
($45)
$778
FY'21A Gross Profit
RMSA Impact (1)
MSA / Inventory Impact (2)
PF FY'21A Gross Profit

Adj. EBITDA ($ Millions)(3)



$600
$500
$400
$300
$546
($23)
($33)
$488
RMSA / MSA Impact (4)
Standalone Costs (5)
PF FY'21A Adj. EBITDA

Notes:
Per embecta Form 10.
(1) Reflects pricing terms set forth in the RMSAs, as well as revenue for inventory transfers from embecta to BD upon separation
(2) Reflects cost of products sold by BD to embecta at prices set forth in MSAs, as well as costs incurred for other inventory transfers from BD to embecta; adjusted for historical lease expense and lease expense relating to real estate leases that embecta and BD will enter into upon separation; adjusted for incremental costs for services to be provided by BD to embecta under TSA agreement
(3) Pro forma adjusted EBITDA based on embecta' s pro forma financial statements, excluding impact of share-based compensation expense estimates
(4) Reflects RMSA and MSA / Inventory Impact outlined in Footnotes 1 and 2; includes incremental selling and administrative expenses for services to be provided by BD to embecta under TSA agreement
(5) Reflects certain one-time costs and other estimated "stand-up" costs to present embecta's results as if it were operation as a stand-alone public company

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embecta

FY'19 – FY'21 EBITDA Reconciliation

In addition to our operating results, as calculated in accordance with U.S. generally accepted accounting principles (GAAP), we use, and plan to continue using, EBITDA and Adjusted EBITDA when monitoring and evaluating operating performance. EBITDA is defined as earnings before interest, taxes, depreciation, and amortization. Adjusted EBITDA excludes share-based compensation and is adjusted for certain items that we believe are outside of underlying operational results or that affect period-to-period comparability. We believe that these non-GAAP measures better enable an understanding of our performance year-over-year and provide additional insight and transparency as to how we evaluate our business and make operational decisions. Additionally, EBITDA and Adjusted EBITDA are important metrics for debt investors who utilize debt-to-EBITDA ratios. Because EBITDA and Adjusted EBITDA are not measures determined in accordance with GAAP, they have no standardized meaning prescribed by GAAP. Therefore, the EBITDA and Adjusted EBITDA measures presented below may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These metrics should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

Dollars in Millions	FY'19	FY'20	FY'21	Pro-Forma FY'21
Net Income	**$432**	**$428**	**$415**	**$340**
(+) Income Tax Expense	68	58	80	59
(+) Depreciation and Amortization	36	38	38	37
(+) Interest Expense	—	—	—	72
EBITDA	**$536**	**$524**	**$533**	**$508**
(+) Share-based Compensation	12	13	13	13
Adjusted EBITDA	**$548**	**$537**	**$546**	**$521**
(-) Estimated Stand-up / Standalone Costs Adjustment	—	—	—	33
Pro-forma Adjusted EBITDA	**$548**	**$537**	**$546**	**$488**
Pro-forma Adjusted EBITDA Margin	**49.4%**	**49.4%**	**46.9%**	**41.1%**
Revenue	**$1,109**	**$1,086**	**$1,165**	**$1,188**

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Dollars in Millions Term Loan B $1,150 Senior Secured Notes $500 Total Gross Debt $1,650 Less: Pro-forma cash and cash equivalents $265 Total Net Debt (A) $1,385 Pro-forma Adjusted EBITDA (B) $488 Pro-Forma FY’21 Net Leverage (A/B) 2.8x Pro-Forma FY’21 Net Leverage Reconciliation

FY’19 – FY’21 Constant Currency Revenue Growth CAGR Reconciliation Dollars in Millions FY’19 FY’20 F/X Impact FY’21 F/X Impact FY’19 – FY’21 Constant Currency CAGR Revenue $1,109 $1,086 ($13) $1,165 $25 ~2%